Putnam Minnesota Tax Exempt Income Fund
The fund's portfolio
2/28/21 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
COP — Certificates of Participation
FNMA Coll. — Federal National Mortgage Association Collateralized
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
U.S. Govt. Coll. — U.S. Government Collateralized
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.03% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.1%)(a)
	Rating(RAT)	Principal amount	Value
Guam (1.2%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	$550,000	$599,143
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. & Waste Wtr. Syst. Rev. Bonds, Ser. A, 5.00%, 1/1/50	A-	1,000,000	1,204,990

			1,804,133
Illinois (1.0%)
Chicago, Motor Fuel Tax Rev. Bonds, AGM, 5.00%, 1/1/30	AA	100,000	108,125
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa3	1,250,000	1,456,738

			1,564,863
Minnesota (96.1%)
Aurora, G.O. Bonds, (Indpt. School Dis. No. 2711), Ser. B, zero %, 2/1/29	Aa2	940,000	754,021
Baytown Twp., Lease Rev. Bonds, Ser. A
4.00%, 8/1/41	BB+	300,000	312,747
4.00%, 8/1/36	BB+	300,000	315,804
Bethel, Charter School Lease Rev. Bonds, (Spectrum High School), Ser. A, 4.25%, 7/1/47	BB+	895,000	943,706
Burnsville, G.O. Bonds, (Indpt. School Dist. No. 191), Ser. A, 4.00%, 2/1/33	Aa2	500,000	552,455
Center City, Hlth. Care Fac. Rev. Bonds, (Hazelden Betty Ford Foundation), 5.00%, 11/1/44	Baa1	500,000	546,010
Central MN Muni. Pwr. Agcy. Rev. Bonds, (Twin Cities Transmission Project), 5.00%, 1/1/32	A2	1,000,000	1,038,180
Chaska, G.O. Bonds, (Indpt. School Dist. No. 112), Ser. A, 5.00%, 2/1/31	Aa2	500,000	597,610
Circle Pines, G.O. Bonds, (Indpt. School Dist. No. 12), Ser. A, zero %, 2/1/25	AAA	750,000	728,220
Cologne, Charter School Lease Rev. Bonds, Ser. A, 5.00%, 7/1/34	BB+	345,000	369,191
Deephaven, Charter School Lease Rev. Bonds, (Eagle Ridge Academy), Ser. A
5.25%, 7/1/40	BB+	500,000	549,400
U.S. Govt. Coll., 5.125%, 7/1/33 (Prerefunded 7/1/23)	AAA/P	500,000	554,375
Duluth, COP, (Indpt. School Dist. No. 709)
Ser. B, 5.00%, 2/1/28	Aa2	1,390,000	1,721,348
Ser. B, 5.00%, 2/1/27	Aa2	370,000	449,173
Ser. B, 5.00%, 2/1/26	Aa2	395,000	468,138
Ser. B, 5.00%, 2/1/25	Aa2	375,000	432,206
Ser. B, 5.00%, 2/1/24	Aa2	400,000	447,236
Ser. B, 5.00%, 2/1/23	Aa2	380,000	410,252
Ser. B, 5.00%, 2/1/22	Aa2	320,000	332,451
Ser. A, 4.00%, 3/1/32	Ba2	1,355,000	1,425,067
Duluth, Econ. Dev. Auth. Hlth. Care Fac. Rev. Bonds, (Essentia Hlth. Oblig. Group)
Ser. A, 5.25%, 2/15/58	A-	1,000,000	1,183,790
5.00%, 2/15/43	A-	2,000,000	2,361,900
Forest Lake, Charter School Lease Rev. Bonds, (LILA Bldg. Co.), Ser. A
5.50%, 8/1/36	BB+	250,000	264,023
4.50%, 8/1/26	BB+	420,000	443,822
Ham Lake, Charter School Lease Rev. Bonds
(DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB-/P	500,000	536,040
(Parnassus Preparatory School), Ser. A, 5.00%, 11/1/36	BB	250,000	276,405
Hastings, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 200), Ser. A, zero %, 2/1/30	Aa2	1,000,000	839,430
Hennepin Cnty., G.O. Bonds
Ser. A, 5.00%, 12/1/38	AAA	530,000	647,904
Ser. C, 5.00%, 12/1/34	AAA	1,500,000	1,845,945
Hennepin Cnty., VRDN, Ser. B, 0.03%, 12/1/38	A-1+	1,815,000	1,815,000
Hennepin Cnty., Regl. Railroad Auth. G.O. Bonds, Ser. A
5.00%, 12/1/38	AAA	2,000,000	2,508,000
5.00%, 12/1/37	AAA	1,000,000	1,257,320
Intermediate School Dist. No. 287 COP, Ser. A, 4.00%, 5/1/27	A1	250,000	277,700
Jordan, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 717), Ser. A
5.00%, 2/1/28 (Prerefunded 2/1/23)	Aa2	960,000	1,043,722
5.00%, 2/1/28 (Prerefunded 2/1/23)	AAA/P	40,000	43,488
Lakeville, G.O. Bonds, (Indpt. School Dist. No. 194), Ser. B, 4.00%, 2/1/27	Aa2	510,000	591,513
Litchfield G.O. Bonds, (Indpt. School Dist. No. 465)
5.00%, 2/1/25	AAA	870,000	1,019,910
5.00%, 2/1/24	AAA	1,065,000	1,207,252
Maple Grove, Hlth. Care Fac. Rev. Bonds, (Maple Grove Hosp. Corp.)
5.00%, 5/1/32	Baa1	500,000	584,680
5.00%, 5/1/31	Baa1	500,000	588,450
5.00%, 5/1/30	Baa1	850,000	1,006,766
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Allina Hlth. Oblig. Group.), 5.00%, 11/15/23	Aa3	1,700,000	1,910,358
Minneapolis & St. Paul, Hsg. & Redev. Auth. Hlth. Care VRDN, (Allina Hlth. Syst.)
Ser. B-1, 0.01%, 11/15/35	VMIG 1	2,300,000	2,300,000
Ser. B-2, 0.01%, 11/15/35	VMIG 1	1,000,000	1,000,000
Minneapolis & St. Paul, Metro. Arpt. Comm. Rev. Bonds
Ser. C, 5.00%, 1/1/37	A+	825,000	974,267
Ser. C, 5.00%, 1/1/36	A+	825,000	976,808
Ser. B, 5.00%, 1/1/29	A	910,000	944,125
Ser. B, 5.00%, 1/1/23	A	730,000	789,502
Minneapolis, G.O. Bonds
(Special School Dist. No. 1), Ser. A, 4.00%, 2/1/35	AAA	1,590,000	1,881,749
3.00%, 12/1/28	AAA	1,650,000	1,834,487
Minneapolis, Rev. Bonds, (YMCA of the Greater Twin Cities)
4.00%, 6/1/31	Baa1	100,000	105,832
4.00%, 6/1/27	Baa1	100,000	109,488
Minneapolis, Hlth. Care Syst. Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
5.00%, 11/15/44	A+	250,000	282,118
5.00%, 11/15/34	A+	2,230,000	2,733,512
4.00%, 11/15/38	A+	500,000	562,640
Minneapolis, Student Hsg. 144A Rev. Bonds, (Riverton Cmnty. Hsg.), 5.00%, 8/1/53	BB/P	500,000	519,910
Minnetonka, Hsg. Fac. VRDN, (Beacon Hill, Inc.), FNMA Coll., 0.03%, 5/15/34	VMIG 1	675,000	675,000
MN State COP, (Legislative Office Fac.), 5.00%, 6/1/37	AA+	3,000,000	3,379,590
MN State G.O. Bonds
Ser. A, 5.00%, 8/1/33	AAA	3,830,000	5,088,155
(Trunk Hwy.), Ser. B, 5.00%, 10/1/30 (Prerefunded 10/1/21)	AAA	1,000,000	1,028,310
Ser. A, U.S. Govt. Coll., 5.00%, 10/1/24 (Prerefunded 10/1/21)	AAA/P	10,000	10,277
MN State Rev. Bonds, (Gen. Fund Appropriations)
Ser. A, 5.00%, 6/1/38	AA+	1,000,000	1,094,950
Ser. B, 5.00%, 3/1/29	AA+	500,000	523,375
MN State College & U. Rev. Bonds, Ser. A
5.00%, 10/1/31	Aa3	1,000,000	1,024,980
4.00%, 10/1/25	Aa3	1,000,000	1,050,910
MN State Higher Ed. Fac. Auth. Rev. Bonds
(Bethel U.), 5.00%, 5/1/47	BB+	1,000,000	1,067,010
(U. of St. Thomas), 5.00%, 10/1/40	A2	1,000,000	1,224,400
(College of St. Benedict), Ser. 8-K, 5.00%, 3/1/37	Baa1	1,000,000	1,117,120
(U. of St. Thomas), Ser. L-8, 5.00%, 4/1/35	A2	750,000	876,075
(St. Catherine U.), Ser. 7-Q, U.S. Govt. Coll., 5.00%, 10/1/32 (Prerefunded 10/1/22)	Baa1	700,000	753,109
(St. John's U.), Ser. 8-H, 5.00%, 10/1/22	A2	500,000	535,790
(St. Olaf College), 4.00%, 10/1/50(FWC)	A1	1,600,000	1,851,664
(Macalester College), 4.00%, 3/1/48	Aa3	1,000,000	1,096,260
(St. Olaf College), 4.00%, 10/1/46(FWC)	A1	1,750,000	2,030,595
(College of St. Scholastica, Inc.), 4.00%, 12/1/40	Baa2	1,500,000	1,627,620
(St. Catherine U.), Ser. A, 4.00%, 10/1/37	Baa1	580,000	634,433
(Carleton College), 4.00%, 3/1/37	Aa2	500,000	562,490
(St. Catherine U.), Ser. A, 4.00%, 10/1/36	Baa1	920,000	1,010,620
(U. of St. Thomas), Ser. A, 4.00%, 10/1/35	A2	400,000	454,604
(U. of St. Thomas), Ser. A, 4.00%, 10/1/34	A2	400,000	455,772
(St. Olaf College), Ser. 8-N, 4.00%, 10/1/26	A1	85,000	99,229
(St. Olaf College), 3.00%, 10/1/41(FWC)	A1	1,000,000	1,076,440
(St. Olaf College), 3.00%, 10/1/38(FWC)	A1	1,000,000	1,086,770
(Macalester College), Ser. 7-S, 3.00%, 5/1/22	Aa3	415,000	416,901
MN State Muni. Pwr. Agcy. Elec. Rev. Bonds
Ser. A, 5.00%, 10/1/35	A1	500,000	571,480
Ser. A, 5.00%, 10/1/34	A1	850,000	971,516
5.00%, 10/1/33	A1	250,000	285,740
5.00%, 10/1/29	A1	350,000	423,346
MN State Office of Higher Ed. Rev. Bonds, (Supplemental Student Loan Program), 4.00%, 11/1/37	AA	1,000,000	1,078,210
MN State Res. Hsg. Fin. Agcy. Rev. Bonds, Ser. E, 3.50%, 1/1/46	Aa1	360,000	380,135
Moorhead, Edl. Fac. Rev. Bonds, (Concordia College Corp.), 5.00%, 12/1/40	Baa1	500,000	553,445
New London-Spicer, G.O. Bonds, (Indpt. School Dist. No. 345), Ser. A, 4.00%, 2/1/31	AAA	500,000	562,455
Northern MN Muni. Pwr. Agcy. Elec. Syst. Rev. Bonds
5.00%, 1/1/41	A3	400,000	462,980
5.00%, 1/1/36	A3	180,000	210,505
5.00%, 1/1/35	A3	170,000	199,296
5.00%, 1/1/34	A3	210,000	246,679
5.00%, 1/1/33	A3	235,000	276,868
5.00%, 1/1/32	A3	215,000	254,117
5.00%, 1/1/31	A3	200,000	237,492
5.00%, 1/1/28	A3	250,000	296,800
Otsego, Charter School Lease Rev. Bonds, (Kaleidoscope Charter School), Ser. A, 5.00%, 9/1/44	BB-	200,000	205,284
Richfield, G.O. Bonds, (Indpt. School Dist. No. 280), Ser. A, 4.00%, 2/1/36	AAA	1,500,000	1,698,900
Rochester, G.O. Bonds, (Indpt. School Dist. No. 535), Ser. A, 4.00%, 2/1/23	AAA	3,000,000	3,211,680
Rochester, Elec. Util. Rev. Bonds
Ser. B, 5.00%, 12/1/43 (Prerefunded 12/1/23)	Aa3	1,000,000	1,128,490
Ser. A, 5.00%, 12/1/36	Aa3	500,000	604,700
Ser. A, 5.00%, 12/1/35	Aa3	730,000	884,672
Rochester, Hlth. Care Fac. Rev. Bonds
(Mayo Clinic), Ser. B, 5.00%, 11/15/36	Aa2	500,000	739,765
(Olmsted Med. Ctr.), 5.00%, 7/1/33 (Prerefunded 7/1/23)	A/F	650,000	719,609
(Mayo Clinic), 4.00%, 11/15/48	Aa2	1,500,000	1,700,925
(Mayo Clinic), 4.00%, 11/15/41	Aa2	250,000	256,670
Rochester, Hlth. Care Fac. VRDN, (Mayo Clinic)
Ser. A, 0.01%, 11/15/38	A-1+	2,165,000	2,165,000
Ser. B, 0.01%, 11/15/38	VMIG 1	3,050,000	3,050,000
Sartell, G.O. Bonds, (Indpt. School Bldg. & Dist. No. 748), Ser. B, zero %, 2/1/34	Aa2	700,000	490,889
Shakopee G.O. Bonds, (Indpt. School Dist. No. 720), Ser. C, zero %, 2/1/30	Aa2	3,355,000	2,870,370
Shakopee, Hlth. Care Fac. Rev. Bonds, (St. Francis Regl. Med. Ctr.)
5.00%, 9/1/34	A-	670,000	728,223
5.00%, 9/1/29	A-	250,000	277,108
Southern MN Muni. Pwr. Agcy. Supply Syst. Rev. Bonds, Ser. A
5.00%, 1/1/42	A1	1,500,000	1,808,970
5.00%, 1/1/36	A1	500,000	586,380
NATL, zero %, 1/1/24	A1	2,000,000	1,953,300
St. Cloud, Hlth. Care Rev. Bonds, (CentraCare Hlth. Syst.)
Ser. A, 5.125%, 5/1/30	A2	30,000	30,083
Ser. A, 5.00%, 5/1/46	A2	1,500,000	1,730,400
4.00%, 5/1/49	A2	1,000,000	1,101,540
St. Paul G.O. Bonds, (Indpt. School Dist. No. 625), Ser. D, 5.00%, 2/1/29	AAA	1,310,000	1,709,681
St. Paul Park, Senior Hsg. & Hlth. Care Rev. Bonds, (Presbyterian Homes Bloomington), 5.00%, 9/1/42	BB/P	500,000	524,890
St. Paul, Hsg. & Redev. Auth. Rev. Bonds, (SPCPA Bldg. Co.), Ser. A, 4.625%, 3/1/43	BB	350,000	356,787
St. Paul, Hsg. & Redev. Auth. Charter School Lease Rev. Bonds
(Nova Classical Academy), Ser. A, U.S. Govt. Coll., 6.625%, 9/1/42 (Prerefunded 9/1/21)	BB+	250,000	258,043
(Hmong College Prep Academy), 5.00%, 9/1/55	BB+	500,000	578,530
Ser. A, 5.00%, 12/1/37	BBB-	500,000	540,465
(Twin Cities Academy), Ser. A, 5.00%, 7/1/35	BB	250,000	268,263
(German Immersion School), Ser. A, 5.00%, 7/1/33	BB	500,000	525,210
(Nova Classical Academy), Ser. A, 4.00%, 9/1/36	BB+	300,000	315,603
St. Paul, Hsg. & Redev. Auth. Energy Rev. Bonds, Ser. A, 4.00%, 10/1/33	A-	650,000	733,473
St. Paul, Hsg. & Redev. Auth. Hlth. Care Rev. Bonds, (Fairview Hlth. Svcs. Oblig. Group), Ser. A
4.00%, 11/15/37	A+	1,000,000	1,112,820
4.00%, 11/15/36	A+	1,000,000	1,115,670
St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac. Rev. Bonds, (HealthPartners Oblig. Group), Ser. A
5.00%, 7/1/33	A2	1,000,000	1,145,330
5.00%, 7/1/32	A2	500,000	574,920
St. Paul, Hsg. & Redev. Auth. Hosp. Fac. Rev. Bonds, (Healtheast Care Syst.), Ser. A, U.S. Govt. Coll., 5.00%, 11/15/40 (Prerefunded 11/15/25)	AAA/P	650,000	781,079
St. Paul, Metro. Council Area G.O. Bonds, (Transit Cap.), Ser. C, 4.00%, 3/1/25	Aaa	1,120,000	1,159,234
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A-/P	750,000	750,690
U. of MN Rev. Bonds, Ser. A
5.50%, 7/1/21 (Escrowed to maturity)	AA	370,000	376,138
5.00%, 9/1/41	Aa1	2,000,000	2,425,380
5.00%, 4/1/41	Aa1	1,000,000	1,186,440
5.00%, 9/1/39	Aa1	1,500,000	1,823,100
5.00%, 4/1/35	Aa1	1,000,000	1,191,880
Western MN Muni. Pwr. Agcy. Rev. Bonds, Ser. A
5.00%, 1/1/49	Aa3	1,500,000	1,800,210
5.00%, 1/1/32	Aa3	500,000	592,045
U.S. Govt. Coll., 5.00%, 1/1/31 (Prerefunded 1/1/24)	Aa3	1,000,000	1,131,460
5.00%, 1/1/30	Aa3	1,000,000	1,081,100
Winona, Hlth. Care Fac. Rev. Bonds, (Winona Hlth. Oblig. Group), 5.00%, 7/1/34	BBB	400,000	403,400
Woodbury, G.O. Bonds, Ser. A, 3.00%, 2/1/22	AAA	780,000	800,366

			142,284,124
New Jersey (0.2%)
NJ State Econ. Dev. Auth. Rev. Bonds, (NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	260,000	286,517

			286,517
New York (0.1%)
Nassau Cnty., Local Econ. Assistance Corp. Rev. Bonds, (Catholic Hlth. Svcs. of Long Island Oblig. Group), 5.00%, 7/1/33	A-	100,000	110,745

			110,745
Ohio (0.3%)
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, (Friendship Village of Dublin), 5.00%, 11/15/23	BBB+/F	150,000	164,522
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group), Ser. A, 5.00%, 7/1/40	A	250,000	282,265

			446,787
Wisconsin (0.2%)
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB-/P	250,000	267,739

			267,739

Total municipal bonds and notes (cost $140,098,724)			$146,764,908

SHORT-TERM INVESTMENTS (4.4%)(a)
	Shares	Value
Putnam Short Term Investment Fund Class P 0.12%(AFF)	6,559,759	$6,559,759
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%(P)	10,000	10,000

Total short-term investments (cost $6,569,759)		$6,569,759
TOTAL INVESTMENTS

Total investments (cost $146,668,483)		$153,334,667

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 2/28/21 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$700,000	$26,340	$—	3/17/21	—	0.81% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(26,340)
Morgan Stanley & Co. International PLC
1,700,000	26,775	—	5/4/21	—	0.35% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(26,775)
2,550,000	31,926	—	4/20/21	—	0.40% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(31,926)
637,500	51,648	—	4/20/21	—	1.50% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	51,648
425,000	31,558	—	5/4/21	—	1.55% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	31,558

Upfront premium received		—	Unrealized appreciation			83,206

Upfront premium (paid)		—	Unrealized (depreciation)			(85,041)

Total		$—			Total	$(1,835)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2020 through February 28, 2021 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $148,111,085.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 2/28/21
	Short-term investments
	Putnam Short Term Investment Fund**	$477,091	$24,887,411	$18,804,743	$2,014	$6,559,759

	Total Short-term investments	$477,091	$24,887,411	$18,804,743	$2,014	$6,559,759
	** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(FWC)	Forward commitment, in part or in entirety.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
	At the close of the reporting period, the fund maintained liquid assets totaling $6,248,459 to cover certain derivative contracts and the settlement of certain securities.
	144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Local debt	24.7%
	Education	22.5
	Health care	19.5
	Utilities	11.3
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $26,340 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$146,764,908	$—
Short-term investments	10,000	6,559,759	—

Totals by level	$10,000	$153,324,667	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(1,835)	$—

Totals by level	$—	$(1,835)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC total return swap contracts (notional)	$6,400,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com